Deferred Income	12 Months Ended
Dec. 31, 2023
Deferred Income [Abstract]
Deferred income

19. Deferred income

	December 31,	December 31,
	2023	2022
Upfront payment	-	932,200
Total deferred income	-	932,200

As of December 31, 2022, deferred income included an upfront payment of $1 million (CHF 0.9 million) related to the exclusive licensing and distribution agreement with Nuance for Bentrio® in the defined territory. Revenue recognition for the upfront payment is deferred until transfer of production to Nuance, which will occur 4 years after Nuance obtaining the first national registration of Bentrio® in the territory or upon Nuance’s cumulative orders for Bentrio® reaching a contractually defined minimum quantity of Bentrio® from the Company, whichever comes later. Deferred income at December 31, 2023 is zero, as this item is part of the net assets disposed in the sale of Altamira Medica.